UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
ATLAS AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32169	51-0404430

(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)
1845 Walnut Street, Suite 1000, Philadelphia, Pennsylvania 19103
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (215) 546-5005
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On August 31, 2007, the Board of Directors of Atlas America, Inc. (the “Company”) approved an amendment to the Company’s Pre-Clearance Procedures Memorandum in connection with its Insider Trading Policy, which is incorporated in the Company’s Code of Conduct. The amendment changes the blackout period in which directors, executive officers and employees may not trade in the Company’s securities from one month prior to the end of the fiscal quarter or year to the 15th day of the last month of the fiscal quarter or year. The amendment also changes the pre-clearance procedures to allow for pre-clearance of the potential transaction from a person designated by the Company’s president in the absence of the Company’s counsel.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
14.1	Pre-Clearance Procedures Memorandum, as amended on August 31, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS AMERICA, INC.
	By:	/s/ Lisa Washington
		Name:	Lisa Washington
Date: August 31, 2007		Title:	Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
14.1	Pre-Clearance Procedures Memorandum, as amended on August 31, 2007